EXHIBIT 10.1

SIXTH AMENDMENT TO
THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

THIS SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is entered into effective as of August 10, 2018 (the "Sixth Amendment Effective Date"), among SOUTHCROSS ENERGY PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), WELLS FARGO BANK, N.A., a national banking association, as the Administrative Agent (the "Administrative Agent"), and the undersigned Lenders (as defined below) (the "Consenting Lenders"). Unless otherwise defined herein, all capitalized terms used herein that are defined in the Credit Agreement referred to below shall have the meanings given such terms in the Credit Agreement.

WITNESSETH

WHEREAS, the Borrower, the Administrative Agent and the financial institutions party thereto as lenders (the "Lenders") are parties to that certain Third Amended and Restated Revolving Credit Agreement, dated as of August 4, 2014 (as amended, restated, supplemented or otherwise modified on or before the Sixth Amendment Effective Date or from time to time thereafter, the "Credit Agreement");

WHEREAS, pursuant to the Credit Agreement, the Lenders have made Loans to the Borrower and provided certain other credit accommodations to the Borrower;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend Section 9.01(c)(i) with respect to the fiscal quarter ended June 30, 2018; and

WHEREAS, subject to the terms and conditions set forth herein, the Consenting Lenders have agreed to the Borrower’s requests as set forth in this Amendment.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the Borrower, the Administrative Agent and the Consenting Lenders hereby agree as follows:

SECTION 1. Amendment. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to and upon the terms and conditions set forth in Section 2 hereof, effective as of the Sixth Amendment Effective Date Section 9.01(c) of the Credit Agreement shall be amended and restated in its entirety as follows:

(c) Consolidated Interest Coverage Ratio. The Borrower will not permit its Consolidated Interest Coverage Ratio to be less than (i) 1.50 to 1.00 as of the last day of any fiscal quarter commencing with the fiscal quarter ending on September 30, 2014 through the fiscal quarter ending December 31, 2018 and (ii) with respect to any fiscal quarter thereafter, 2.50 to 1.00; provided that, solely with respect to the fiscal quarter ending on June 30, 2018, the minimum Consolidated Interest Coverage Ratio required under clause (i) of this Section 9.01(c) shall be 1.25 to 1.00, rather than 1.50 to 1.00. For the avoidance of doubt, at any time after the Fifth Amendment Effective Date, each calculation of the Consolidated Interest Coverage Ratio shall be made without regard to any Equity Cure Contribution made prior to the Fifth Amendment Effective Date.

SECTION 2. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

2.1. Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and Lenders constituting the Required Lenders and consent and agreement counterparts hereof duly executed by the other Loan Parties.

2.2. The Borrower shall have paid to the Administrative Agent its legal fees and expenses payable under the Credit Agreement that have been invoiced to the Borrower prior to the Sixth Amendment Effective Date

2.3. The Administrative Agent shall have received a current organization chart showing the ownership of Borrower, General Partner, Holdings and their respective Subsidiaries.

2.4. The Borrower shall have paid a retainer to a financial advisor selected and engaged by the Administrative Agent or its counsel in accordance with an engagement letter separately agreed between the Administrative Agent and such financial advisor on or prior to the Sixth Amendment Effective Date.

SECTION 3. Fees and Expenses; Financial Advisor. The Borrower shall (a) pay to the Administrative Agent all fees and reimbursements due and owing to the Administrative Agent or the Lenders in connection with this Amendment including, without limitation, all reasonable and documented fees and expenses incurred by the Administrative Agent (including, without limitation, fees and expenses of counsel to the Administrative Agent) in the preparation, execution, review and negotiation of this Amendment and any other related documents, and (b) use all commercially reasonable efforts to cooperate with, respond promptly to requests for information and access to personnel from, and pay promptly upon receipt of an invoice therefor (but in no event later than thirty (30) days after receipt) all fees, expenses, reimbursements, and additional retainers due and owing to the Administrative Agent’s financial advisor referred to in Section 2.4. The parties hereto agree that, notwithstanding anything to the contrary in the Credit Agreement or any other Loan Document, any breach of this Section 3 which shall go unremedied for a period of more than three (3) Business Days will constitute an Event of Default.

SECTION 4. Representations and Warranties. In order to induce the Administrative Agent and the undersigned Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender that:

4.1. Accuracy of Representations and Warranties. After giving effect to this Amendment, each representation and warranty of each Loan Party contained in the Loan Documents shall be true and correct in all material respects as of the date hereof (except (a) to the extent that any such representation and warranty is expressly limited to an earlier date, in which case, on the date hereof, such representation and warranty shall continue to be true and correct in all material respects as of such specified earlier date and (b) to the extent that any such representations and warranties are qualified by materiality, such representations and warranties shall continue to be true and correct in all respects).

4.2. Due Authorization, No Conflicts. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s limited partnership powers, have been duly authorized by necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official (other than filings with the SEC required under applicable law) and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Borrower or any of its Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of the Borrower or any of its Subsidiaries.

4.3. Validity and Binding Effect. This Amendment constitutes the valid and binding obligations of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or law.

4.4. Absence of Defaults. No Default has occurred that is continuing immediately after giving effect to this Amendment.

4.5. No Defense. The Borrower has no defenses to (a) payment, counterclaims or rights of set-off with respect to the Secured Obligations on the date hereof or (b) the validity, enforceability or binding effect against the Borrower of the Credit Agreement or any of the other Loan Documents or any Liens intended to be created thereby.

SECTION 5. Miscellaneous.

5.1. Reservation of Rights. No failure or delay on the part of Administrative Agent or any Lender to exercise any right or remedy under the Credit Agreement, any other Loan Document or applicable law shall operate as a consent to or waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and are expressly reserved.

5.2. Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby ratified and confirmed. Each Loan Party hereby extends the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agrees that this Amendment and the amendments and modifications herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof.

5.3. Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.4. Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same instrument. Delivery of a counterpart by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed original counterpart.

5.5. COMPLETE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

5.6. Release. The Borrower and each other Loan Party on their own behalf and on behalf of their predecessors, successors, heirs, legal representatives and assigns (collectively, the "Releasing Parties"), hereby acknowledge and stipulate that as of the Sixth Amendment Effective Date, none of the Releasing Parties has any known claims or known causes of action of any kind whatsoever against Administrative Agent, any other Secured Party or any of their officers, directors, employees, agents, attorneys, affiliates or representatives, or against any of their respective predecessors, successors, or assigns (each of the foregoing, collectively, the "Released Parties"). Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless the Released Parties, from any and all known claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act from the beginning of time through the date of this Amendment.

5.7. Covenant Not to Sue. The Borrower and each other Loan Party, on their own behalf and on behalf of the Releasing Parties, hereby absolutely, unconditionally and irrevocably, covenants and agrees with and in favor of each Released Party that it will not sue (at law, in equity, in any regulatory proceeding or otherwise) any Released Party on the basis of any claim released, remised and discharged by Borrower or such other Loan Party pursuant to Section 5.6 hereof. If the Borrower or any other Loan Party or any of their successors, assigns or other legal representatives violates the foregoing covenant, such Person, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Released Party may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Released Party as a result of such violation.

5.8. No Implied Waivers. No failure or delay on the part of the Administrative Agent or the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege, all of which are cumulative and are expressly reserved. Except for the amendment set forth in Section 1, nothing contained in this Amendment shall be deemed a consent to or waiver of, or a commitment or obligation on the part of the Administrative Agent or the Lenders to any future consent to or waiver of, any other action or inaction on the part of the Borrower or any other Loan Party that constitutes (or would constitute) a violation of or departure from any covenant, condition or other obligation of the Loan Parties under the Credit Agreement and the other Loan Documents. Any such waivers or consents must be specifically agreed to in writing in accordance with Section 12.02 of the Credit Agreement.

5.9. Arms-Length/Good Faith; Review and Construction of Documents. This Amendment has been negotiated at arms-length and in good faith by the parties hereto. The Borrower (a) has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this Amendment with its legal counsel, (b) has reviewed this Amendment and fully understands the effects thereof and all terms and provisions contained in this Amendment, and (c) has executed this Amendment of its own free will and volition. Furthermore, the Borrower acknowledges that (i) this Amendment shall be construed as if jointly drafted by the Borrower and the Lenders, and (ii) the recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

5.10. Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa. The headings, captions and arrangements used in this Amendment are for convenience only, shall not affect the interpretation of this Amendment, and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

5.11. Severability. In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

5.12. Loan Documents. The Borrower acknowledges and agrees that this Amendment is a Loan Document.

5.13. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:	SOUTHCROSS ENERGY PARTNERS, L.P.

	By:	Southcross Energy Partners GP, LLC its general partner

	By:	/s/ Bret M. Allan
Bret M. Allan
Senior Vice President and
Chief Financial Officer

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

Each of the undersigned (i) consents and agrees to this Amendment, and (ii) agrees that the Loan Documents to which it is a party (including, without limitation, the Third Amended and Restated Revolver Guaranty and Collateral Agreement dated as of August 4, 2014, as applicable) shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

CONSENTED. ACKOWLEDGED AND AGREED TO BY:

SOUTHCROSS ENERGY OPERATING, LLC
SOUTHCROSS ENERGY LP LLC
SOUTHCROSS ENERGY GP LLC
SOUTHCROSS DELTA PIPELINE LLC
SOUTHCROSS PROCESSING LLC
SOUTHCROSS ALABAMA PIPELINE LLC
SOUTHCROSS NUECES PIPELINES LLC
SOUTHCROSS ENERGY FINANCE CORP.
FL RICH GAS SERVICES GP, LLC

By:	/s/ Bret M. Allan
Bret M. Allan
Senior Vice President
Chief Financial Officer

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

SOUTHCROSS CCNG GATHERING LTD.
SOUTHCROSS CCNG TRANSMISSION LTD.
SOUTHCROSS GULF COAST
TRANSMISSION LTD.
SOUTHCROSS MISSISSIPPI PIPELINE, L.P.
SOUTHCROSS MISSISSIPPI GATHERING,
L.P.
SOUTHCROSS MIDSTREAM SERVICES, L.P.
SOUTHCROSS MARKETING COMPANY
LTD.
SOUTHCROSS NGL PIPELINE LTD.
SOUTHCROSS GATHERING LTD.
SOUTHCROSS MISSISSIPPI INDUSTRIAL
GAS SALES, L.P.

By:	Southcross Energy GP LLC, as general partner

By:	/s/ Bret M. Allan
Bret M. Allan
Senior Vice President and
Chief Financial Officer

FL RICH GAS SERVICES, LP

By:	FL Rich Gas Services GP, LLC, its general partner

By:	/s/ Bret M. Allan
Bret M. Allan
Senior Vice President and
Chief Financial Officer

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

FL RICH GAS UTILITY GP, LLC

By:	/s/ Bret M. Allan
Bret M. Allan
Senior Vice President and
Chief Financial Officer

FL RICH GAS UTILITY, LP
TEXSTAR TRANSMISSION, LP

By:	FL Rich Gas Utility GP, LLC, its general partner

By:	/s/ Bret M. Allan
Bret M. Allan
Senior Vice President and
Chief Financial Officer

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

ADMINISTRATIVE AGENT,
ISSUING BANK AND LENDER:	WELLS FARGO BANK, N.A., as the
Administrative Agent, Issuing Bank and a Lender

	By:	/s/ Daniel M. Smith
	Name:	Daniel M. Smith
	Title:	Director

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	ROYAL BANK OF CANADA

	By:	/s/ Sean F. Young
	Name:	Sean F. Young
	Title	Authorized Signatory

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	JP MORGAN CHASE BANK, N.A.

	By:	/s/ Stephanie Ballete
	Name:	Stephanie Balette
	Title:	Authorized officer

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	UBS AG, STAMFORD BRANCH

	By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

	By:	/s/ Kenneth Chin
	Name:	Kenneth Chin
	Title:	Director

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	MIDFIRST BANK

	By:	/s/ W. Thomas Portman
	Name:	W. Thomas Portman
	Title:	Vice President

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	CADENCE BANK, N.A.

	By:	/s/ William W. Brown
	Name:	William W. Brown
	Title:	Executive Vice President

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.

LENDER:	ABN AMRO CAPITAL USA LLC, as a Lender

	By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

	By:	/s/ Anna C. Ferreira
	Name:	Anna C. Ferreira
	Title:	Vice-President

SIGNATURE PAGE
SIXTH AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
SOUTHCROSS ENERGY PARTNERS, L.P.